UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  June 19, 2009

HALCYON JETS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-137920	20-3547389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

336 West 37th Street, Suite 800
	New York, New York	10018
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 616-5387

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 19, 2009, the Board of Directors of the Registrant terminated Christian Matteis as the President of the Registrant and its wholly-owned subsidiary, Halcyon Jets, Inc.  As of the date of this report, the position of President is vacant, but the Chief Executive Officer of the Registrant remains as its principal executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 23, 2009	HALCYON JETS HOLDINGS, INC.
	By:	/s/ Gregory D. Cohen
Gregory D. Cohen
Chief Executive Officer

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